INDEX TO EXHIBITS



Exhibit Number               Description of Exhibit
--------------               ----------------------

     4              1999 Stock Option Plan of the Modern Medical Modalities
                    Corporation

   5, 23 Opinion and Consent of Counsel with Respect to the Availability of Form S-8

     23             Consent of Accountant